================================================================================

                               THE ---------------
                                   WESTPORT
                               ------------- FUNDS

                                     [LOGO]

                                  ANNUAL REPORT
                                December 31, 2001

                                  888-593-7878

                                    website:
                              www.westportfunds.com

                                 ---------------
                                 WESTPORT [LOGO]
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                                   INVESTMENTS
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================================================================================

LETTER TO SHAREHOLDERS                                          JANUARY 12, 2002
================================================================================

Dear Fellow Shareholder:

While 2001 was expected to be a challenging one for the equity markets, reality unfortunately exceeded expectations. Last year marked the second consecutive year of negative returns for the major equity market indices, an event that has not happened since 1973 and 1974. There were a number of contributing factors. First, investors experienced the second installment of the deflation created by the internet/telecom bubble. Second, on the economic front, the U.S. economy officially entered recession in March, 2001, and Japan's weak economy again experienced negative growth. Many other countries either followed the world's two largest economies into recession or saw their economic growth rates slow dramatically, producing a synchronized worldwide downturn. Finally, the unconscionable terrorist attacks on September 11 (9/11) set off a chain of events that severely disrupted economic activity at the end of the third quarter. While U.S. military success in Afghanistan dissipated some of the economic effects of the attacks rather quickly; others, only slightly diminished, continue to adversely affect the economy.

                                TABLE OF RESULTS

                               THE WESTPORT FUNDS

                       TOTAL RETURNS* -- DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                            SINCE INCEPTION
                                              ONE YEAR        TO 12/31/01
FUND OR INDEX                              ENDED 12/31/01   (AVERAGE ANNUAL)
--------------------------------------------------------------------------------
Westport Small Cap Fund - Class Rii              8.2%            19.3%
Russell 2000(R)Index                             2.5%             4.1%
--------------------------------------------------------------------------------
Westport Fund - Class Riii                       4.0%            16.7%
S&P 400 MidCap Index                            -0.6%            12.4%
Russell Midcap(R)Index                          -5.6%             7.4%
--------------------------------------------------------------------------------

* The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Despite the  inhospitable  economic and market  environments in the aftermath of
9/11, both Westport Funds were successful in outpacing their respective benchmarks in 2001. In fact, in each of the four years since inception, the return of the Westport Small Cap Fund exceeded the return of the Russell 2000(R) Index. Although it has underperformed the S&P 400 MidCap Index two of the past four years, the return of the Westport Fund exceeded the return each year since inception of the more broad-based Russell Mid-cap(R) Index. These positive performances have not gone unrecognized. The Westport Small Cap Fund was selected for a second consecutive year by Moneyiv as one of the "Best 100 Funds." The Westport Fund was recognized by both Mutual Fundsv and Morningstar, Inc. for its superior performance and risk characteristics. Both Westport Funds earned a Morningstar Overall RatingTM of five stars (*****) for their overall risk-adjusted performances for the three-year period ended December 31, 2001.vi

As mentioned above, the year 2001 was challenging in many respects. The deflation of the internet/telecom bubble gained momentum and its effects gained visibility as the year progressed. The related economic downturn didn't start as a consumer retrenchment caused by Federal Reserve tightening of monetary policy to check inflation. Ben Bernanke, Chairman of the Economics Department at Princeton University, provided the following summary, "The current recession is unusual in that it began in the business sector and has spread to the consumer sector. In this case, recession came from a change in popular, and business, expectations about the near-term profitability of the Internet and related technologies, which caused the drop in investment spending."vii This broad and rapid retrenchment by business together with the synchronized nature of the worldwide downturn caused corporate operating earnings, as measured by the S&P 500, to decline at the sharpest rate since World War II. Based on historical experience of loosening monetary policy to end a recession, many investors were expecting a rapid correction of excess inventory levels followed by a quick rebound for the economy no later than the fourth quarter of 2001 and an equity market rebound six to nine months earlier. However, this forecast proved to be overly optimistic because, in this instance, it ignored the unique character of the current recession.

A severe effect of the internet/telecom bubble deflating has been a dramatic reduction in capital investment. The weakness in capital spending was most pronounced at internet/telecom firms, but it broadened beyond the suppliers to this industry. Investors did not appreciate initially either the extent to which internet and telecom investments had created over-capacity or the limited value of those assets not generating positive cash flows. An example of this painful asset rationalization process is Winstar Communications, Inc., a telecommunications carrier utilizing a new wireless technology to provide voice and data services in urban areas. Property, equipment and telecom licenses carried on its books at a depreciated value of nearly $3 billion dollars recently sold at auction during its bankruptcy proceedings for approximately $100 million.

PORTFOLIO COMMENTS
Equity markets were very volatile in 2001, showing both significant declines in the first and third quarters and sharp rallies in the second and fourth quarters. Investors reacted aggressively to any data that suggested a bottoming of the economy as they sought to capture the positive returns historically available in equity markets when a downturn ends. Other investors moved into equities in response to the Federal Reserve's lowering of the target fed funds rate eleven times in 2001, making short-term fixed-income securities less attractive than equities. The market declined in the first quarter as it became clearer that the economy faced more than an inventory correction; the third quarter decline was primarily a response to economic implications of the tragic events of 9/11.

Early in 2001, concerns about the economic fallout from the deflating internet/telecom bubble and extended equity market valuation led to a conservative portfolio posture for both Westport Funds. This allowed for selective exploitation of declines in many stocks in the aftermath of the attacks on 9/11. For example, in the Westport Small Cap Fund, initial purchases were made of MatrixOne, Inc. and MapInfo Corp., two business application software companies. In the Westport Small Cap Fund, the position in Saks, Inc. was increased by more than fifty percent in late September as its shares sank on concerns that upscale shopping would decline dramatically in a recession that was now a certainty. By year-end, all three of these purchases had increased in value by more than 100%. The insurance industry was also greatly affected by the events of 9/11. It has been estimated that the terrorist attacks of 9/11 will cause the insurance industry to pay out more than $50 billion in claims. This reduction in capital for the industry will be recovered through increased rates as insurance companies rebuild their capital bases. An environment of rising premiums and difficulty in obtaining coverage is an ideal one for an insurance broker. Both Westport Funds initiated positions in Hilb, Rogal & Hamilton Company after 9/11 with the shares increasing nearly 20% by year-end.

Several other industries also provided solid investment opportunities in light of the economic events in 2001. Virtually all corporate computer software is purchased to enable companies to comply with regulations or to enhance productivity. If the recession was ending, investors reasoned that corporate customers would deploy their stabilized cash flows to enhance productivity through the renewed purchase and installation of software. MRO Software, Inc. and Computer Associates International, Inc., held in both Westport Funds, appreciated during the year 118% and 77%, respectively. Efforts by corporations to reduce their cost structure has led to out-sourcing certain information technology functions. This trend led to improved financial performance by Perot Systems Corp., a holding in the Westport Small Cap Fund, with a gain of over 120% for the year. The declining short-term interest rate environment provided support to bank earnings and share prices. Investor concern about corporate profits led to good relative performance by consumer products and services companies which have relatively stable businesses and profits.

The Westport Fund had success during the year with targeted portfolio additions. Specifically, the Fund added The J.M. Smucker Company, a leading producer of jams and jellies, when it announced a purchase of Jiff and Crisco from The Proctor & Gamble Company in a stock transaction, and Cullen/Frost Bankers, Inc., the largest independent commercial bank in Texas, when its stock price declined significantly after the announcement of increased loan loss reserves at the end of the third quarter. Semiconductor equipment suppliers and manufacturers also provided positive contributions to the Westport Fund's performance, as evidenced by Fairchild Semiconductor Corp., a semiconductor manufacturer which had a gain in 2001 of greater than 95%.

The Funds experienced challenges as well as successes in 2001. The energy sector continued its disappointing performance through the second half as declines in industrial production and abnormally temperate weather led to a decrease in natural gas consumption. As the effect of the recession proved stronger than originally anticipated, two software holdings also showed disappointing performances. Rational Software Corp., a holding in both funds, and Aspen Technology, Inc. in the Westport Small Cap Fund, both declined approximately 50% during the year.

Acquisition of portfolio companies by larger companies has always been a significant contributing factor to the returns of both Funds and this activity continued in 2001. The acquisition of Unigraphics Solutions, Inc. by Electronic Data Systems Corp. was completed in late September with a gain of more than 90% for each Fund. In addition, the Westport Fund saw the takeover of Tucker Anthony Sutro Corp., a regional brokerage firm, completed this year. The Westport Small Cap Fund had Xtra Corp. acquired by Berkshire Hathaway Inc.; Bergen Brunswig Corp. acquired by Amerisource Corp.; and Sensormatic Electronics Corp., Inc. acquired by Tyco International, Ltd. in the second half, for a total of seven acquisitions announced and completed in 2001.

OUTLOOK
Cautious optimism is warranted for the equity markets and domestic economy in 2002. The factors supporting this view are the unprecedented easing of monetary policy throughout 2001, the passage of a multi-year Federal tax cut and the rebound of the economy from the paralysis immediately following the September 11 terrorist attacks. Starting in early January 2001 the Federal Reserve lowered the fed funds rate by 2.75% through the first half in an effort to contain the deflationary effects of the internet/telecom bubble and the developing worldwide economic slowdown. In response to the terrorist attacks on 9/11, the Federal Reserve aggressively lowered the fed funds rate further to 1.75%, bringing the reduction to 4.75% for the full year. Military success in Afghanistan and the absence of further terrorist attacks implies to investors that the 9/11 attacks were isolated events whose primary effects are transitory. This conclusion led to an aggressive return by investors to the equity markets, supporting consumer confidence and helping the domestic economy to bounce back from its September low.

Federal Reserve Chairman Alan Greenspan, in a recent speech, indicated that both the U.S. and world economies still face significant risk that the near-term rebound will not take hold. Although the recent reduction in energy prices and elimination of excess inventories are supportive of the economy, final demand must increase before these positive effects dissipate. The basis for consistent economic growth is the maintenance of final demand from consumers and government combined with a pick-up in business capital spending in the future as excess production capacity is removed by increased utilization or obsolescence.

In addition to the concern that the late September economic rebound will not be sustained, the second major issue facing equity investors is valuation. Although current economic statistics are now mixed, which suggests an economic bottom, this stabilization and the initial phase of improvement appear to have been already discounted into current equity prices. Equity values are not compelling when compared to long-term fixed income securities. When using short-term fixed income securities as a benchmark, valuation is more favorable; however current short-term rates may be at unsustainably low levels. Price earnings multiples are unlikely to expand without a decline in interest rates which is improbable. The other key component of equity valuation is corporate earnings which should advance in 2002 given recent economic stabilization and a more positive economic outlook. However, earnings gains in the aggregate are unlikely to be robust. Profit margins remain under pressure as companies exhibit little pricing power and are faced with the burden of absorbing added costs, such as those for security. The key to attractive returns from the equity market in 2002 will be stock selection. In this environment we will remain focused on investing in attractive businesses when they are available through the equity markets at discounts to their inherent values.

We would again like to express appreciation to our shareholders for their continued confidence.

Sincerely,


/s/ Edmund H. Nicklin, Jr.                   /s/ Andrew J. Knuth

Edmund H. Nicklin, Jr.                       Andrew J. Knuth

i The Class R shares of the Westport Fund and the Westport Small Cap Fund commenced operations on December 31, 1997.
ii The Class I shares of the Westport Small Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 12.
iii Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 10.
iv   MONEY, Fall 2001, Page 97
v    MUTUAL FUNDS, December 2001, Page 102
vi Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 2001.
vii  THE WALL STREET JOURNAL, November 27, 2001, Page A28

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              WESTPORT FUND - CLASS R AND THE S&P 400 MIDCAP INDEX

                                [GRAPHIC OMITTED]
                  ---------------------------------------------
                             Westport Fund - Class R
                          Average Annual Total Returns

                    1 Year                   Since Inception*
                     3.99%                        16.68%
                  ---------------------------------------------
                  Westport Fund - Class R               $18,531
                  S&P 400 MidCap Index                  $15,955
                  ---------------------------------------------


        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         WESTPORT SMALL CAP FUND - CLASS 4 AND THE RUSSELL 2000(R) INDEX

                                [GRAPHIC OMITTED]
                  ---------------------------------------------
                        Westport Small Cap Fund - Class R
                          Average Annual Total Returns

                    1 Year                   Since Inception*
                     8.22%                        19.29%
                  ---------------------------------------------
                  Westport Small Cap Fund - Class R     $20,247
                  Russell 2000(R) Index                 $11,475
                  ---------------------------------------------

* The charts above represent the performance of Class R shares only, which may vary form the performance of Class I shares based on differences in expenses paid by shareholders in the different classes. The performance of the above Funds does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Commencement of operations of Class R shares was December 31, 1997. The Class I shares of the Westport Small Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
===================================================================================
                                                                        WESTPORT
                                                     WESTPORT          SMALL CAP
                                                       FUND               FUND
-----------------------------------------------------------------------------------
ASSETS
Investment securities:
     At acquisition cost .....................    $   19,086,406     $  720,644,194
                                                  ==============     ==============
     At market value (Note 2) ................    $   21,618,309     $  876,611,332
Dividends receivable .........................             8,688            331,983
Receivable for securities sold ...............            38,299                 --
Receivable for capital shares sold ...........            32,000          7,455,941
Organization expenses, net (Note 2) ..........             4,350              4,350
Other assets .................................            22,863            146,604
                                                  --------------     --------------
     TOTAL ASSETS ............................        21,724,509        884,550,210
                                                  --------------     --------------

LIABILITIES
Payable for capital shares redeemed ..........           712,668          1,888,584
Payable to affiliates (Note 4) ...............            25,135            786,729
Other accrued expenses and liabilities .......            15,480            254,351
                                                  --------------     --------------
     TOTAL LIABILITIES .......................           753,283          2,929,664
                                                  --------------     --------------

NET ASSETS ...................................    $   20,971,226     $  881,620,546
                                                  ==============     ==============

Net assets consist of:
Paid-in capital ..............................    $   18,457,053     $  726,438,332
Accumulated net realized losses from
     security transactions ...................           (17,730)          (784,924)
Net unrealized appreciation on investments ...         2,531,903        155,967,138
                                                  --------------     --------------
Net assets ...................................    $   20,971,226     $  881,620,546
                                                  ==============     ==============

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares ....    $   11,737,047     $  209,604,996
                                                  ==============     ==============
Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) (Note 5) ..................           806,926         10,776,506
                                                  ==============     ==============
Net asset value, offering price and redemption
     price per share (Note 2) ................    $        14.55     $        19.45
                                                  ==============     ==============

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares ....    $    9,234,179     $  672,015,550
                                                  ==============     ==============
Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) (Note 5) ..................           634,688         34,409,926
                                                  ==============     ==============
Net asset value, offering price and redemption
     price per share (Note 2) ................    $        14.55     $        19.53
                                                  ==============     ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTs OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
===================================================================================
                                                                        WESTPORT
                                                     WESTPORT          SMALL CAP
                                                       FUND               FUND
-----------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends ...............................    $      174,494     $    6,383,403
                                                  --------------     --------------

EXPENSES
     Investment advisory fees (Note 4) .......           164,133          6,964,162
     Administration fees (Note 4) ............            18,294            284,158
     Registration fees, Common ...............             3,682             45,984
     Registration fees, Class R ..............             8,763              6,952
     Registration fees, Class I ..............             8,758              7,654
     Transfer agent fees, Class R (Note 4) ...            12,000            151,461
     Transfer agent fees, Class I (Note 4) ...            10,000             29,327
     Shareholder servicing fees,
       Class R (Note 4) ......................                --            204,477
     Accounting services fees (Note 4) .......            29,000             69,899
     Professional fees .......................            26,292             32,294
     Custodian fees ..........................             6,958             71,479
     Postage and supplies ....................             3,974             71,600
     Trustees' fees and expenses .............             8,896              8,895
     Insurance expense .......................             6,804              8,514
     Shareholder reporting costs .............             4,842             16,563
     Amortization of organization expenses
       (Note 2) ..............................             4,350              4,350
     Other expenses ..........................             1,435             56,881
                                                  --------------     --------------
          TOTAL EXPENSES .....................           318,181          8,034,650
     Fees waived and/or expenses reimbursed
       by the Adviser (Note 4) ...............           (44,586)                --
                                                  --------------     --------------
          NET EXPENSES .......................           273,595          8,034,650
                                                  --------------     --------------

NET INVESTMENT LOSS ..........................           (99,101)        (1,651,247)
                                                  --------------     --------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security
       transactions ..........................           797,321         16,121,644
     Net change in unrealized appreciation/
       depreciation on investments ...........           228,891         45,816,891
                                                  --------------     --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       1,026,212         61,938,535
                                                  --------------     --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...    $      927,111     $   60,287,288
                                                  ==============     ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================================
                                                            WESTPORT FUND                    WESTPORT SMALL CAP FUND
                                                  -----------------------------------------------------------------------
                                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                   DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                       2001               2000               2001               2000
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income (loss) ............    $      (99,101)    $      (45,586)    $   (1,651,247)    $    1,049,540
     Net realized gains from security
       transactions ..........................           797,321          1,327,397         16,121,644         10,800,433
     Net change in unrealized appreciation/
       depreciation on investments ...........           228,891           (119,770)        45,816,891         44,384,539
                                                  --------------     --------------     --------------     --------------
Net increase in net assets from operations ...           927,111          1,162,041         60,287,288         56,234,512
                                                  --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income, Class R .....                --                 --                 --           (128,188)
     From net investment income, Class I .....                --                 --                 --           (811,430)
     From net realized gains, Class R ........          (325,696)        (1,602,825)        (2,930,559)        (2,711,898)
     From net realized gains, Class I ........          (235,422)                --         (9,478,763)       (10,819,137)
                                                  --------------     --------------     --------------     --------------
Decrease in net assets from distributions
     to shareholders .........................          (561,118)        (1,602,825)       (12,409,322)       (14,470,653)
                                                  --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
     Proceeds from shares sold ...............         1,361,653          5,122,264        148,494,468         72,564,731
     Net asset value of shares issued in
       reinvestment of distributions to
       shareholders ..........................           322,290          1,595,860          2,896,977          2,799,473
     Payments for shares redeemed ............        (5,433,484)        (1,214,955)       (62,755,647)       (53,605,060)
                                                  --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
     Class R share transactions ..............        (3,749,541)         5,503,169         88,635,798         21,759,144
                                                  --------------     --------------     --------------     --------------

CLASS I
     Proceeds from shares sold ...............        10,058,254                 --        267,162,499        287,203,432
     Net asset value of shares issued in
       reinvestment of distributions to
       shareholders ..........................           235,422                 --          7,613,945          9,225,473
     Payments for shares redeemed ............        (1,220,383)                --        (88,361,217)       (86,618,159)
                                                  --------------     --------------     --------------     --------------
Net increase in net assets from Class I
     share transactions ......................         9,073,293                 --        186,415,227        209,810,746
                                                  --------------     --------------     --------------     --------------
Net increase in net assets from capital
     share transactions ......................         5,323,752          5,503,169        275,051,025        231,569,890
                                                  --------------     --------------     --------------     --------------

TOTAL INCREASE IN NET ASSETS .................         5,689,745          5,062,385        322,928,991        273,333,749

NET ASSETS:
     Beginning of year .......................        15,281,481         10,219,096        558,691,555        285,357,806
                                                  --------------     --------------     --------------     --------------
     End of year .............................    $   20,971,226     $   15,281,481     $  881,620,546     $  558,691,555
                                                  ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================
                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===============================================================================================================
                                                                             CLASS R
                                                    -----------------------------------------------------------
                                                   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                       2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $    14.37      $    14.75      $    11.22      $    10.00
                                                    ----------      ----------      ----------      ----------

Income from investment operations:
     Net investment loss .......................         (0.08)          (0.04)          (0.08)          (0.05)
     Net realized and unrealized gains
       on investments ..........................          0.65            1.35            5.21            1.27
                                                    ----------      ----------      ----------      ----------
Total from investment operations ...............          0.57            1.31            5.13            1.22
                                                    ----------      ----------      ----------      ----------

Less distributions:
     From net realized gains ...................         (0.39)          (1.69)          (1.60)             --
                                                    ----------      ----------      ----------      ----------

Net asset value at end of year .................    $    14.55      $    14.37      $    14.75      $    11.22
                                                    ==========      ==========      ==========      ==========

Total return ...................................          3.99%           8.68%          46.13%          12.20%
                                                    ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..............    $   11,737      $   15,281      $   10,219      $    6,099
                                                    ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets ....          1.50%           1.50%           1.50%           1.50%

Ratio of gross expenses to average net assets(A)          1.68%           1.91%           2.67%           3.60%

Ratio of net investment loss to average
     net assets ................................         (0.54%)         (0.35%)         (0.81%)         (0.71%)

Portfolio turnover rate ........................            15%             48%             68%             63%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
================================================================================
                   Per Share Data for a Shares Outstanding Throughout the Period
================================================================================
                                                                   Class I
                                                               -----------------
                                                               For the Period
                                                                   Ended
                                                                December 31,
                                                                   2001(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ......................    $    14.96
                                                                 ----------

Income from investment operations:
     Net investment loss ....................................         (0.06)
     Net realized and unrealized losses on investments ......          0.04
                                                                 ----------
Total from investment operations ............................         (0.02)
                                                                 ----------

Less distributions:
     From net realized gains ................................         (0.39)
                                                                 ----------

Net asset value at end of period ............................    $    14.55
                                                                 ==========

Total return ................................................         (0.11%)(B)
                                                                 ==========

Net assets at end of period (000's) .........................    $    9,234
                                                                 ==========

Ratio of net expenses to average net assets .................          1.50%(C)

Ratio of gross expenses to average net assets(D) ............          1.83%(C)

Ratio of net investment loss to average net assets ..........         (0.54%)(C)

Portfolio turnover rate .....................................            15%(C)

(A) Represents the period from the commencement of operations (February 9, 2001) through December 31, 2001.

(B)  Not annualized.

(C)  Annualized.

(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================================
                                                                             CLASS R
                                                  -----------------------------------------------------------------------
                                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                   DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                       2001               2000               1999               1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $        18.23     $        16.47     $        11.54     $        10.00
                                                  --------------     --------------     --------------     --------------

Income from investment operations:
     Net investment income (loss) ............             (0.05)              0.02              (0.03)             (0.02)
     Net realized and unrealized gains
       on investments ........................              1.55               2.22               4.96               1.56
                                                  --------------     --------------     --------------     --------------
Total from investment operations .............              1.50               2.24               4.93               1.54
                                                  --------------     --------------     --------------     --------------

Less distributions:
     From net investment income ..............                --              (0.03)                --                 --
     From net realized gains .................             (0.28)             (0.45)                --                 --
                                                  --------------     --------------     --------------     --------------
Total distributions ..........................             (0.28)             (0.48)                --                 --
                                                  --------------     --------------     --------------     --------------

Net asset value at end of year ...............    $        19.45     $        18.23     $        16.47     $        11.54
                                                  ==============     ==============     ==============     ==============

Total return .................................              8.22%             13.60%             42.72%             15.40%
                                                  ==============     ==============     ==============     ==============

Net assets at end of year (000's) ............    $      209,605     $      110,423     $       79,851     $       20,637
                                                  ==============     ==============     ==============     ==============

Ratio of net expenses to average net assets ..              1.24%              1.27%              1.43%              1.50%

Ratio of gross expenses to average net assets(A)            1.24%              1.27%              1.43%              1.79%

Ratio of net investment income (loss) to average
         net assets ..........................             (0.33%)             0.13%             (0.33%)            (0.39%)

Portfolio turnover rate ......................                11%                15%                10%                19%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================================
                                                                             CLASS I
                                                  -----------------------------------------------------------------------
                                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                   DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                       2001               2000               1999             1998(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $        18.28     $        16.50     $        11.55     $        10.92
                                                  --------------     --------------     --------------     --------------

Income from investment operations:
     Net investment income (loss) ............             (0.03)              0.03              (0.01)             (0.02)
     Net realized and unrealized gains
       on investments ........................              1.56               2.23               4.96               0.65
                                                  --------------     --------------     --------------     --------------
Total from investment operations .............              1.53               2.26               4.95               0.63
                                                  --------------     --------------     --------------     --------------

Less distributions:
     From net investment income ..............                --              (0.03)                --                 --
     From net realized gains .................             (0.28)             (0.45)                --                 --
                                                  --------------     --------------     --------------     --------------
Total distributions ..........................             (0.28)             (0.48)                --                 --
                                                  --------------     --------------     --------------     --------------

Net asset value at end of year ...............    $        19.53     $        18.28     $        16.50     $        11.55
                                                  ==============     ==============     ==============     ==============

Total return .................................              8.36%             13.69%             42.86%              5.77%(B)
                                                  ==============     ==============     ==============     ==============

Net assets at end of year (000's) ............    $      672,016     $      448,269     $      205,507     $       33,230
                                                  ==============     ==============     ==============     ==============

Ratio of net expenses to average net assets ..              1.13%              1.14%              1.24%              1.50%(C)

Ratio of gross expenses to average net assets(D)            1.13%              1.14%              1.24%              1.64%(C)

Ratio of net investment income (loss) to
     average net assets ......................             (0.21%)             0.26%             (0.13%)            (0.36%)(C)

Portfolio turnover rate ......................                11%                15%                10%                19%(C)

(A) Represents the period from the commencement of operations (February 16, 1998) through December 31, 1998.

(B)  Not annualized.

(C)  Annualized.

(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
================================================================================

1.   ORGANIZATION
The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Small Cap Fund (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment objective by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $1.75 billion and $7.5 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will normally be in the mid capitalization range.

The Westport Small Cap Fund seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $1.75 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1.75 billion after purchase will continue to be considered small cap for purposes of this 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Small Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On December 28, 2001, the Westport Fund Class R and Westport Fund Class I declared and paid short-term capital gain distributions of $35,450 or $0.0429 per share and $25,624 or $0.0429 per share, respectively, and long-term capital gain distributions of $290,246 or $0.3509 per share and $209,798 or $0.3509 per share, respectively. The Westport Small Cap Fund Class R and Westport Small Cap Fund Class I declared and paid short-term capital gain distributions of $403,686 or $0.0385 per share and $1,305,704 or $0.0385 per share, respectively, and long-term capital gain distributions of $2,526,873 or $0.2413 per share and $8,173,059 or $0.2413 per share, respectively. In January of 2002, shareholders were provided with Form 1099-DIV which reported the amount and tax status of such capital gain distribution paid during the calendar year 2001.

The tax character of distributions paid during 2001 and 2000 was as follows:

--------------------------------------------------------------------------------------------
                                       WESTPORT FUND              WESTPORT SMALL CAP FUND
                                ------------------------------------------------------------
                                    2001            2000            2001            2000
                                    ----            ----            ----            ----
--------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income* .........    $     61,074    $    661,108    $  1,655,452    $  9,405,607
  Long-term capital gain ...         500,044         779,079      10,699,918       4,981,113
  Return of capital ........              --         162,638          53,952          83,933
                                ------------    ------------    ------------    ------------
                                $    561,118    $  1,602,825    $ 12,409,322    $ 14,470,653
                                ============    ============    ============    ============
--------------------------------------------------------------------------------------------

* For tax purposes, ordinary income includes short-term capital gains.

The following information is computed on a tax basis for each item as of December 31, 2001:

--------------------------------------------------------------------------------
                                               WESTPORT            WESTPORT
                                                 FUND           SMALL CAP FUND
--------------------------------------------------------------------------------
Undistributed ordinary income ..........    $          276      $           --
Undistributed long-term gains ..........                 3                  --
Gross unrealized appreciation ..........         4,052,054         192,589,984
Gross unrealized depreciation ..........        (1,538,160)        (36,692,760)
Post-October losses ....................               --*            (715,010)*
                                            --------------      --------------
Total accumulated earnings .............    $    2,514,173      $  155,182,214
                                            ==============      ==============
Federal income tax cost ................    $   19,104,415*     $  720,714,108*
                                            ==============      ==============
--------------------------------------------------------------------------------

* The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles. Post-October losses may be utilitized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts -- The Westport Fund and Westport Small Cap Fund reclassified net investment losses of $94,751 and $1,592,946, respectively, to accumulated net realized gains/losses from security transactions and $4,350 and $58,301, respectively, to paid-in capital on the Statements of Assets and Liabilities as of December 31, 2001. Such reclassifications have no effect on the Funds' net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS
For the year ended December 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $7,574,926 and $2,284,857, respectively, for the Westport Fund, and $280,763,914 and $65,449,353, respectively, for the Westport Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), Integrated Fund Services, Inc. (IFS), the
administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributions, Inc., the Funds' principal underwriter.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Small Cap Fund.

In order to voluntarily reduce operating expenses of the Westport Fund during the year ended December 31, 2001, the Adviser waived investment advisory fees of $14,276 and reimbursed the Fund for $12,563 of Class R expenses and $17,747 of Class I expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $50 million; 0.08% on the next $50 million of such net assets; 0.06% on the next $50 million of such net assets; and 0.03% on such net assets in excess of $150 million, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, IFS receives a monthly fee from each Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. For the year ended December 31, 2001, shareholder servicing fees of $204,477 were paid by Class R shares of the Westport Small Cap Fund.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of IFS.

5.   CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

-----------------------------------------------------------------------------------------------------------------
                                                          WESTPORT FUND                WESTPORT SMALL CAP FUND
                                                  ---------------------------------------------------------------
                                                      YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                    DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
                                                      2001             2000             2001             2000
-----------------------------------------------------------------------------------------------------------------
CLASS R
Shares sold ..................................         111,318          344,664        8,004,786        4,125,352
Shares issued in reinvestment of
     distributions to shareholders ...........          22,120          109,455          147,880          151,980
Shares redeemed ..............................        (389,902)         (83,611)      (3,433,591)      (3,068,798)
                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in shares outstanding         (256,464)         370,508        4,719,075        1,208,534
Shares outstanding, beginning of year ........       1,063,390          692,882        6,057,431        4,848,897
                                                  ------------     ------------     ------------     ------------
Shares outstanding, end of year ..............         806,926        1,063,390       10,776,506        6,057,431
                                                  ============     ============     ============     ============

CLASS I
Shares sold ..................................         703,539               --       14,316,829       16,482,388
Shares issued in reinvestment of
     distributions to shareholders ...........          16,158               --          387,084          499,214
Shares redeemed ..............................         (85,009)              --       (4,810,168)      (4,921,525)
                                                  ------------     ------------     ------------     ------------
Net increase in shares outstanding ...........         634,688               --        9,893,745       12,060,077
Shares outstanding, beginning of year ........              --               --       24,516,181       12,456,104
                                                  ------------     ------------     ------------     ------------
Shares outstanding, end of year ..............         634,688               --       34,409,926       24,516,181
                                                  ============     ============     ============     ============
-----------------------------------------------------------------------------------------------------------------

6.   MANAGEMENT OF THE TRUST (UNAUDITED)
Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the "Trust").

                           CURRENT POSITION                                            NUMBER OF FUNDS
                             WITH TRUST AND            PRINCIPAL OCCUPATION(S)            OVERSEEN                OTHER
NAME/ADDRESS/AGE         LENGTH OF TIME SERVED          DURING LAST 5 YEARS             WITHIN TRUST          DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*:

EDMUND H. NICKLIN, JR.   Trustee and President   Managing Director, Westport Advisers         2          Lake Huron Cellular
25 Eustis Lane           12/31/97 - present      LLC; Portfolio Manager, Westport                        Corp. Director and
Ridgefield, CT 06877                             Asset Management, Inc. (7/97 - pre-                     President 4/91 - present
Age - 55                                         sent); Portfolio Manager, Evergreen
                                                 Funds (12/82 - 7/97)

RONALD H. OLIVER         Trustee, Executive      Managing Director, Westport Advisers         2                    none
2 Tower Drive            Vice President,         LLC; President, Westport Asset
Weston, CT 06883         Secretary and           Management, Inc.
Age - 73                 Treasurer
                         12/31/97-Present

OFFICERS OF THE TRUST:

ANDREW J. KNUTH          Executive Vice          Managing Director, Westport Advisers        n/a                   n/a
52 Wells Hill Road       President               LLC; Chairman, Westport Asset
Weston, CT 06883                                 Management, Inc.
Age - 63

TERRY A. WETTERGREEN     Vice President and      Vice President Operations,                  n/a                   n/a
253 Riverside Avenue     Assistant Treasurer     Westport Advisers, LLC (1996 -
Westport, CT 06880                               Present)
Age - 51

RUSSELL M. LYNCH         Vice President and      Vice President Marketing,                   n/a                   n/a
253 Riverside Avenue     Assistant Secretary     Westport Advisers, LLC (1998 -Present);
Westport, CT 06880                               Vice President Marketing,
Age - 52                                         The Managers Funds (1997-1998)

* All Interested Trustees are such because of their interest in the investment advisor, as defined in the Investment Company Act of 1940.

                           CURRENT POSITION                                            NUMBER OF FUNDS
                             WITH TRUST AND            PRINCIPAL OCCUPATION(S)            OVERSEEN                OTHER
NAME/ADDRESS/AGE         LENGTH OF TIME SERVED          DURING LAST 5 YEARS             WITHIN TRUST          DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

RAYMOND J. ARMSTRONG     Trustee                 Retired                                      2                    none
2 Bluewater Hill         12/31/97 - present
Westport, CT 06880
Age - 76

STEPHEN E. MILMAN        Trustee                 Retired                                      2                    none
5 Pratt Island           12/31/97 - present
Darien, CT 06820
Age - 64

D. BRUCE SMITH, II       Trustee                 Retired                                      2                    none
19 Beaver Brook Road     12/31/97 - present
Ridgefield, CT 06877
Age - 63

Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilites of their office, or until he or she resigns from office.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-888-593-7878.

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 92.0%                               SHARES           VALUE
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV -- 7.6%
Cox Radio, Inc. - Class A(a) .................         35,000    $      891,800
Insight Communications Company, Inc.(a) ......         29,000           700,640
                                                                 --------------
                                                                      1,592,440
                                                                 --------------

BUSINESS PRODUCTS & SERVICES -- 22.0%
American Management Systems, Inc.(a) .........         30,200           546,016
Computer Associates International, Inc. ......         23,500           810,515
MRO Software, Inc.(a) ........................         38,000           888,439
Numerical Technologies, Inc.(a) ..............          6,000           211,200
Parametric Technology Corporation(a) .........         50,000           390,500
Rational Software Corporation(a) .............         15,000           292,500
Reynolds & Reynolds Company (The) - Class A ..         14,000           339,500
Synopsys, Inc.(a) ............................         12,000           708,840
Trizetto Group, Inc.(a) ......................         31,200           409,344
                                                                 --------------
                                                                      4,596,854
                                                                 --------------

CHEMICALS -- 2.6%
Praxair, Inc. ................................         10,000           552,500
                                                                 --------------

COMMUNICATIONS EQUIPMENT & SERVICES -- 3.7%
AT&T Corporation .............................          8,727           158,308
AT&T Wireless Services(a) ....................          2,808            40,351
Rockwell Collins, Inc. .......................         30,000           585,000
                                                                 --------------
                                                                        783,659
                                                                 --------------

CONSUMER PRODUCTS & SERVICES -- 7.2%
Big Lots, Inc.(a) ............................          7,500            78,000
Duane Reade, Inc.(a) .........................          7,000           212,450
Neiman Marcus Group, Inc. - Class B(a) .......          8,205           243,689
The J.M. Smucker Company .....................         24,500           866,810
Whitehall Jewellers, Inc.(a) .................         10,700           117,593
                                                                 --------------
                                                                      1,518,542
                                                                 --------------

HEALTHCARE -- 10.5%
AdvancePCS(a) ................................         15,000           440,250
Lincare Holdings, Inc.(a) ....................         24,000           687,600
Triad Hospitals, Inc.(a) .....................         12,321           361,621
Universal Health Services, Inc. - Class B(a) .         16,500           705,870
                                                                 --------------
                                                                      2,195,341
                                                                 --------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 92.0% (Continued)                   SHARES           VALUE
--------------------------------------------------------------------------------
INDUSTRIAL SPECIALTY PRODUCTS -- 10.7%
Conexant Systems, Inc.(a) ....................         20,000    $      287,200
Fairchild Semiconductor Corporation - Class A(a)       30,000           846,000
JLG Industries, Inc. .........................          8,000            85,200
Precision Castparts Corporation ..............         19,000           536,750
Rockwell International Corporation ...........          5,000            89,300
Texas Instruments, Inc. ......................         14,064           393,792
                                                                 --------------
                                                                      2,238,242
                                                                 --------------

INSURANCE -- 3.4%
Hilb, Rogal & Hamilton Company ...............         12,700           711,835
                                                                 --------------

MEDICAL PRODUCTS -- 4.9%
Bristol-Myers Squibb Company .................          9,000           459,000
Schering-Plough Corporation ..................         16,000           572,960
                                                                 --------------
                                                                      1,031,960
                                                                 --------------

OIL & GAS PRODUCERS -- 5.2%
Anadarko Petroleum Corporation ...............          6,000           341,100
Pogo Producing Company .......................         16,500           433,455
Southwestern Energy Company(a) ...............         30,000           312,000
                                                                 --------------
                                                                      1,086,555
                                                                 --------------

OIL & GAS SERVICES -- 1.7%
Helmerich & Payne, Inc. ......................          7,500           250,350
Transocean Sedco Forex, Inc. .................          3,000           101,460
                                                                 --------------
                                                                        351,810
                                                                 --------------

PAPER AND RELATED PRODUCTS -- 1.1%
Westvaco Corporation .........................          8,000           227,600
                                                                 --------------
REGIONAL BANKS & THRIFTS -- 4.5%
Cullen/Frost Bankers, Inc. ...................         25,000           772,000
Sterling Financial Corporation(a) ............         12,100           176,055
                                                                 --------------
                                                                        948,055
                                                                 --------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 92.0% (Continued)                   SHARES           VALUE
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
Airborne, Inc. ...............................          7,000    $      103,810
FedEx Corporation(a) .........................          7,500           389,100
United Parcel Service, Inc. - Class B ........          1,800            98,100
                                                                 --------------
                                                                        591,010
                                                                 --------------

UTILITIES -- 1.7%
El Paso Electric Company(a) ..................         25,000           362,500
                                                                 --------------

OTHER -- 2.4% ................................                          496,014
                                                                 --------------

TOTAL COMMON STOCKS (COST $16,753,014) .......                   $   19,284,917
                                                                 --------------

MONEY MARKETS -- 11.1%
First American Treasury (Cost $2,333,392) ....      2,333,392    $    2,333,392
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 103.1%
    (Cost $19,086,406) .......................                   $   21,618,309
                                                                 --------------

LIABILITIES IN EXCESS OF OTHER
    ASSETS -- (3.1%) .........................                         (647,083)
                                                                 --------------

NET ASSETS -- 100.0% .........................                   $   20,971,226
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 84.7%                               SHARES           VALUE
--------------------------------------------------------------------------------
AIRCRAFT MAINTENANCE & SERVICES -- 0.3%
AAR Corporation ..............................        271,250    $    2,443,963
                                                                 --------------

BROADCASTING/CABLE TV -- 8.5%
Beasley Broadcast Group, Inc. - Class A(a) ...        395,000         5,138,950
Cox Radio, Inc. - Class A(a) .................        843,400        21,489,832
Emmis Communications Corporation(a) ..........        805,400        19,039,656
Insight Communications Company, Inc.(a) ......        851,875        20,581,300
Salem Communications Corporation - Class A(a)         422,700         9,722,100
                                                                 --------------
                                                                     75,971,838
                                                                 --------------

BUSINESS PRODUCTS & SERVICES -- 20.3%
American Management Systems, Inc.(a) .........      1,021,300        18,465,104
Arbitron, Inc.(a) ............................        241,000         8,230,150
Aspen Technology, Inc.(a) ....................        595,000         9,996,000
Computer Associates International, Inc. ......        700,000        24,143,000
IMS Health, Inc. .............................      1,075,000        20,973,250
J.D. Edwards & Company(a) ....................      1,198,700        19,718,615
MatrixOne, Inc.(a) ...........................        975,000        12,665,250
MRO Software, Inc.(a) ........................        451,000        10,544,380
Perot Systems Corporation - Class A(a) .......        596,400        12,178,488
Rational Software Corporation(a) .............        200,000         3,900,000
Reynolds & Reynolds Company (The) - Class A ..        303,600         7,362,300
SYNAVANT, Inc.(a) ............................      1,291,550         5,166,200
Synopsys, Inc.(a) ............................        444,800        26,274,336
                                                                 --------------
                                                                    179,617,073
                                                                 --------------

COMMUNICATIONS EQUIPMENT & SERVICES -- 0.8%
General Communication, Inc. - Class A(a) .....        810,600         6,914,418
                                                                 --------------
CONGLOMERATE -- 1.8%
Tyco International, Ltd. .....................        268,167        15,795,036
                                                                 --------------

CONSUMER PRODUCTS & SERVICES -- 8.1%
Applebee's International, Inc. ...............         90,000         3,078,000
Big Lots, Inc.(a) ............................        972,906        10,118,222
Constellation Brands, Inc.(a) ................        227,400         9,744,090
Duane Reade, Inc.(a) .........................        287,800         8,734,730
Gaylord Entertainment Company(a) .............        331,900         8,164,740
Outback Steakhouse, Inc.(a) ..................         70,000         2,397,500
Ruby Tuesday, Inc. ...........................        890,200        18,364,826
Saks, Inc.(a) ................................        957,300         8,941,182
Whitehall Jewellers, Inc.(a) .................        138,550         1,522,665
                                                                 --------------
                                                                     71,065,955
                                                                 --------------

HEALTHCARE -- 3.8%
Triad Hospitals, Inc.(a) .....................        243,955         7,160,079
Universal Health Services, Inc. - Class B(a) .        623,400        26,669,052
                                                                 --------------
                                                                     33,829,131
                                                                 --------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 84.7% (Continued)                   SHARES           VALUE
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.6%
ITT Educational Services, Inc.(a) ............        373,600    $   13,774,632
                                                                 --------------

INDUSTRIAL SPECIALTY PRODUCTS -- 7.0%
Alpha Industries, Inc.(a) ....................        167,550         3,652,590
C&D Technologies, Inc. .......................        221,100         5,052,135
Conexant Systems, Inc.(a) ....................        775,000        11,129,000
DuPont Photomasks, Inc.(a) ...................        314,000        13,643,300
JLG Industries, Inc. .........................        371,400         3,955,410
Precision Castparts Corporation ..............        497,000        14,040,250
Rogers Corporation(a) ........................        102,400         3,102,720
Texas Instruments, Inc. ......................        257,448         7,208,544
                                                                 --------------
                                                                     61,783,949
                                                                 --------------

INSURANCE -- 2.9%
Hilb, Rogal & Hamilton Company ...............        450,000        25,222,500
                                                                 --------------

MEDICAL PRODUCTS -- 3.7%
AmerisourceBergen Corporation ................         54,908         3,489,403
Cardinal Health, Inc. ........................         73,194         4,732,724
Owens & Minor, Inc. ..........................        285,250         5,277,125
Priority Healthcare Corporation(a) ...........        534,250        18,800,258
                                                                 --------------
                                                                     32,299,510
                                                                 --------------

OIL & GAS PRODUCERS -- 5.7%
Devon Energy Corporation .....................        216,780         8,378,547
Houston Exploration Company(a) ...............        312,800        10,503,824
Pogo Producing Company .......................        525,000        13,791,750
Pure Resources, Inc.(a) ......................        548,000        11,014,800
Southwestern Energy Company(a) ...............        642,100         6,677,840
                                                                 --------------
                                                                     50,366,761
                                                                 --------------

REAL ESTATE & CONSTRUCTION -- 0.9%
St. Joe Company (The) ........................        283,400         7,864,350
                                                                 --------------

REGIONAL BANKS & THRIFTS -- 4.6%
BankUnited Financial Corporation - Class A(a)         402,500         5,977,125
Downey Financial Corporation .................        120,000         4,950,000
First Essex Bancorp, Inc. ....................        416,950        11,749,650
Harbor Florida Bancshares, Inc. ..............        161,000         2,737,000
People's Bank ................................        201,200         4,277,512
Seacoast Financial Services Corporation ......        239,425         4,106,139
Staten Island Bancorp, Inc. ..................        160,000         2,609,600
Sterling Financial Corporation(a) ............        310,354         4,515,651
                                                                 --------------
                                                                     40,922,677
                                                                 --------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 84.7% (Continued)                   SHARES           VALUE
--------------------------------------------------------------------------------
SECURITY PRODUCTS & SERVICES -- 1.4%
Checkpoint Systems, Inc.(a) ..................        621,700    $    8,330,780
Pittston Company (The) .......................        170,007         3,757,155
                                                                 --------------
                                                                     12,087,935
                                                                 --------------

TRANSPORTATION -- 1.4%
EGL, Inc.(a) .................................        488,550         6,815,272
Florida East Coast Industries, Inc. - Class B         249,515         5,214,864
                                                                 --------------
                                                                     12,030,136
                                                                 --------------

UTILITIES -- 1.7%
El Paso Electric Company(a) ..................      1,042,850        15,121,325
                                                                 --------------

MISCELLANEOUS -- 10.2%
Other ........................................                       43,563,545
iShares Russell 2000 Index Fund ..............        477,000        46,111,590
                                                                 --------------
                                                                     89,675,135
                                                                 --------------

TOTAL COMMON STOCKS (Cost $590,819,186) ......                   $  746,786,324
                                                                 --------------

MONEY MARKETS -- 14.7%
First American Treasury (Cost $129,825,008) ..    129,825,008       129,825,008
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 99.4%
    (Cost $720,644,194) ......................                   $  876,611,332

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%                         5,009,214
                                                                 --------------

NET ASSETS -- 100.0% .........................                   $  881,620,546
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE WESTPORT FUNDS
WESTPORT, CONNECTICUT

We have audited the accompanying statements of assets and liabilities of The Westport Funds, comprising respectively, the Westport Fund and Westport Small Cap Fund, including the portfolios of investments as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Westport Funds as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 24, 2002

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

THE WESTPORT FUNDS

WESTPORT FUND
WESTPORT SMALL CAP FUND

website: www.westportfunds.com

SHAREHOLDER SERVICES
888-593-7878

INVESTMENT ADVISER
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
Ronald H. Oliver
D. Bruce Smith, II

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

DISTRIBUTOR
IFS Fund Distributors, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.